PARTICIPATION AGREEMENT

                                      AMONG

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.,

                      MORGAN STANLEY ASSET MANAGEMENT INC.

                         MILLER ANDERSON & SHERRERD, LLP

                                       AND

                     UNITED LIFE & ANNUITY INSURANCE COMPANY

                                   DATED AS OF

                                JANUARY 30, 1998


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TABLE OF CONTENTS

                                                                         Page

         ARTICLE I.       Purchase of Fund Shares

         ARTICLE II       Representations and Warranties

         ARTICLE III.     Prospectuses, Reports to Shareholders
                              and Proxy Statements, Voting

         ARTICLE IV.       Sales Material and Information

         ARTICLE V         Fees and Expenses

         ARTICLE VI.       Diversification

         ARTICLE VII.      Potential Conflicts

         ARTICLE VIII.     Indemnification

         ARTICLE IX.       Applicable Law

         ARTICLE X.        Termination

         ARTICLE XI.       Notices

         ARTICLE XII.      Miscellaneous

         SCHEDULE A        Separate Accounts and Contracts

         SCHEDULE B        Portfolios of Morgan Stanley Universal Funds, Inc.

         SCHEDULE C        Proxy Voting Procedures


                  THIS AGREEMENT, made and entered into as of the 30th day of January, 1998 by and among UNITED LIFE & ANNUITY COMPANY (hereinafter the "Company"), a Louisiana corporation , on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and MORGAN STANLEY UNIVERSAL FUNDS, INC. (hereinafter the "Fund"), a Maryland corporation, and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (hereinafter collectively the "Advisers" and individually the "Adviser"), a Delaware corporation and a Pennsylvania limited liability partnership, respectively.

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and

         WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Contracts enter into participation agreements with the Fund and the Advisers (the "Participating Insurance Companies");

         WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1996 (File No. 812-10118), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

         WHEREAS, each Adviser manages certain Portfolios of the Fund; and

         WHEREAS, Morgan Stanley & Co. Incorporated (the "Underwriter") is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

         WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Product; and

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase, on behalf of each Account, shares in the Portfolios set forth in Schedule B attached to this Agreement, to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

                       ARTICLE I. PURCHASE OF FUND SHARES

         1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

         1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

         1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.

         1.4. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such request for redemption on the next following Business Day.

         1.5. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Adviser 45 days written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

         1.6. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

         1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.8. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.9. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m.

Eastern time.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

         2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Louisiana Statute RS22:1500 and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

         2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

         2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

         2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.

         2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

         2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.

         2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

 ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS; VOTING

         3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

         3.2. Except as provided in this Section 3.2., all expenses of printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts who currently own shares of one or more of the Fund's Portfolios, in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts who currently own shares of one or more of the Fund's Portfolios, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts.

         3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

         3.4. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

         3.5. If and to the extent required by law the Company shall:

              (i) solicit voting instructions from Contract owners;

                            (ii) vote  the  Fund  shares  in   accordance   with
                                 instructions received from Contract owners; and

                            (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

         3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

         3.7.   The  Fund  shall  use   reasonable   efforts  to  provide   Fund
prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and/or distribution of the communications in accordance with applicable laws and regulations.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

         4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

         4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s) is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

         4.4. The Fund and the Advisers shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, which are relevant to the Company or the Contracts.

         4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts.

         4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

                          ARTICLE V. FEES AND EXPENSES

         5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

         5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

         5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                           ARTICLE VI. DIVERSIFICATION

         6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

         7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

         7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

         7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.6. For purposes of Sections 7.3 through 7.5 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

         7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

         8.1.  Indemnification By The Company

         8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and officers, and each Adviser and each director and officer of each Adviser, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

          (iii)arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

          (v)  arise  out  of  or  result  from  any  material   breach  of  any
               representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     8.2. Indemnification by the Advisers

     8.2(a). Each Adviser agrees, with respect to each Portfolio that it manages, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Portfolio that it manages or the Contracts and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

               (ii) arise out of or as a result of statements or representations
                    (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Adviser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

               (iii)arise  out of or as a  result  of any  untrue  statement  or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

               (iv) arise as a result of any  failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). An Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.2(c). An Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification by the Fund

     8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

               (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

               (ii) arise  out of or  result  from any  material  breach  of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

     8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. APPLICABLE LAW

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
interpreted under and in accordance with the laws of the State of New York.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. TERMINATION

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio is not reasonably available to meet the requirements of the Contracts; or

     (c) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (d) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

     (e) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or

     (f) termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

     (g) termination by the Company by written notice to the Fund and the Adviser, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (h) termination by the Fund or the Adviser by written notice to the Company, if the Company gives the Fund and the Adviser the written notice specified in Section 1.5 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.5 was given.

     10.2. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to
Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.

                               ARTICLE XI. NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                           If to the Fund:

                                    Morgan Stanley Universal Funds, Inc.

                    c/o Morgan Stanley Asset Management Inc.

                                    1221 Avenue of the Americas
                                    New York, New York  10020
                                    Attention: Harold J. Schaaff, Jr., Esq.

                           If to Adviser:

                                    Morgan Stanley Asset Management Inc.
                                    1221 Avenue of the Americas
                                    New York, New York  10020
                                    Attention: Harold J. Schaaff, Jr., Esq.

                           If to Adviser:

                                    Miller Anderson & Sherrerd, LLP

                                    One Tower Bridge

                      West Conshohocken, Pennsylvania 19428

                                    Attention: Lorraine Truten

                           If to the Company:

                     United Life & Annuity Insurance Company
                             8545 United Plaza Blvd.
                        Baton Rouge, Louisiana 70809-2264
               Attention: Kitty Kennedy, Executive Vice President

                           ARTICLE XII. MISCELLANEOUS

     12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

     12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

     12. 9 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

     (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

     (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

     (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

     (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

     (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.







                  UNITED LIFE & ANNUITY INSURANCE COMPANY

                  By:      ______________________________

                           NAME:
                           TITLE:

                  MORGAN STANLEY UNIVERSAL FUNDS, INC.

                  By:      ______________________________

                           NAME:
                           TITLE:

                  MORGAN STANLEY ASSET MANAGEMENT INC.

                  By:      ______________________________

                           NAME:
                           TITLE:

                  MILLER ANDERSON & SHERRERD, LLP

                  By:      ______________________________

                           NAME:
                           TITLE:










                                   SCHEDULE A

                         SEPARATE ACCOUNTS AND CONTRACTS
NAME OF SEPARATE ACCOUNT AND                             FORM NUMBER AND NAME OF CONTRACT
                                                         FUNDED BY SEPARATE
DATE ESTABLISHED BY BOARD OF DIRECTORS                   ACCOUNT

United Life and Aunniuty                                 UCV-AN-6000 Master Contract
Separate Account I                                       UCV-AN-6001 Master Contract
Established November 2, 1994                             UCV-AN-6002 SpectraDirect Group

                                                         UCV-AN-6003 SpectraSelect Group
                                                         UCV-AN-6004 SpectraDirect Individual
                                                         UCV-AN-6005 SpectraSelect Individual
                                                         ULV-AN-6008 IntegraPreferred Individual
                                                         ULV-AN-6009 IntegraGold Individual

                                       A-1






                                   SCHEDULE B

                          PORTFOLIOS OF MORGAN STANLEY

                              UNIVERSAL FUNDS, INC.

                                 EQUITY GROWTH

                                     VALUE

                                 GLOBAL EQUITY
                                   HIGH YIELD

                             EMERGING MARKETS DEBT

                                       B-1







                                   SCHEDULE C

                             PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Company to perform the steps delineated below.

 .        The proxy  proposals  are given to the  Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Fund will inform the Company of the Record, Mailing and Meeting dates.

         This will be done verbally approximately two months before meeting.

 .        Promptly  after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

         Note: The number of proxy statements is determined by the activities described in this Step #2. The Company will use its best efforts to call in the number of Customers to the Fund , as soon as possible, but no later than two weeks after the Record Date.

 .        The Fund's  Annual  Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting, instruction solicitation material. The Fund will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

 .        The text and  format  for the  Voting  Instruction  Cards  ("Cards"  or
         "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Fund or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

                                       C-1

         .        name (legal name as found on account registration)

         .        address
         .        fund or account number
         .        coding to state number of units

          . individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

 .        During this time, the Fund will develop, produce and pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Company). Contents of envelope sent to Customers by the Company will include:

         .        Voting Instruction Card(s)
         .        One proxy notice and statement (one document)

          . return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

          . "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

          . cover letter - optional, supplied by Company and reviewed and approved in advance by the Fund.

 .        The above contents should be received by the Company  approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Fund.

 .        Package mailed by the Company.

         * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including,) the meeting, counting backwards.

 .        Collection  and  tabulation of Cards begins.  Tabulation  usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

                                       C-2

Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by the Fund in the past.

Signatures on Card checked against legal name on account registration which was printed on the Card. Note: For Example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) The

Fund must review and approve tabulation format.

Final tabulation in shares is verbally given by the Company to the Fund on the morning of the meeting not later than 10:00 a.m. Eastern time. The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.

                                       C-3

The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Fund will be permitted reasonable access to such Cards.

All approvals and "signing-off' may be done orally, but must always be followed up in writing.





                             PARTICIPATION AGREEMENT

                                  BY AND AMONG

                       AIM VARIABLE INSURANCE FUNDS, INC.,

                    UNITED LIFE & ANNUITY INSURANCE COMPANY,

                             ON BEHALF OF ITSELF AND

                             ITS SEPARATE ACCOUNTS,

                                       AND

                         UNITED VARIABLE SERVICES, INC.


                               TABLE OF CONTENTS

DESCRIPTION                                                                                                    PAGE
Section 1.  Available Funds.......................................................................................2
         1.1      Availability....................................................................................2
         1.2      Addition, Deletion or Modification of Funds.....................................................2
         1.3      No Sales to the General Public..................................................................2

Section 2.  Processing Transactions...............................................................................2
         2.1      Timely Pricing and Orders.......................................................................2
         2.2      Timely Payments.................................................................................3
         2.3      Applicable Price................................................................................3
         2.4      Dividends and Distributions.....................................................................4
         2.5      Book Entry......................................................................................4

Section 3.  Costs and Expenses....................................................................................4
         3.1      General.........................................................................................4
         3.2      Registration....................................................................................4
         3.3      Other (Non-Sales-Related).......................................................................5
         3.4      Other (Sales-Related)...........................................................................5
         3.5      Parties To Cooperate............................................................................5

Section 4.  Legal Compliance......................................................................................5
         4.1      Tax Laws........................................................................................5
         4.2      Insurance and Certain Other Laws................................................................8
         4.3      Securities Laws.................................................................................8
         4.4      Notice of Certain Proceedings and Other Circumstances...........................................9
         4.5      LIFE COMPANY To Provide Documents; Information About AVIF......................................10
         4.6      AVIF To Provide Documents; Information About LIFE COMPANY......................................11

Section 5.  Mixed and Shared Funding.............................................................................12
         5.1      General........................................................................................12
         5.2      Disinterested Directors........................................................................13
         5.3      Monitoring for Material Irreconcilable Conflicts...............................................13
         5.4      Conflict Remedies..............................................................................14
         5.5      Notice to LIFE COMPANY.........................................................................15
         5.6      Information Requested by Board of Directors....................................................15
         5.7      Compliance with SEC Rules......................................................................15
         5.8      Other Requirements.............................................................................16

Section 6.  Termination..........................................................................................16
         6.1      Events of Termination..........................................................................16
         6.2      Notice Requirement for Termination.............................................................17
         6.3      Funds To Remain Available......................................................................17
         6.4      Survival of Warranties and Indemnifications....................................................18
         6.5      Continuance of Agreement for Certain Purposes..................................................18

Section 7.  Parties To Cooperate Respecting Termination..........................................................18

Section 8.  Assignment...........................................................................................18

Section 9.  Notices..............................................................................................18

Section 10.  Voting Procedures...................................................................................19

Section 11.  Foreign Tax Credits.................................................................................20

Section 12.  Indemnification.....................................................................................20
         12.1     Of AVIF by LIFE COMPANY and UNDERWRITER........................................................20
         12.2     Of LIFE COMPANY and UNDERWRITER by AVIF........................................................22
         12.3     Effect of Notice...............................................................................24
         12.4     Successors.....................................................................................25

Section 13.  Applicable Law......................................................................................25

Section 14.  Execution in Counterparts...........................................................................25

Section 15.  Severability........................................................................................25

Section 16.  Rights Cumulative...................................................................................25

Section 17.  Headings............................................................................................25

Section 18.  Confidentiality.....................................................................................26

Section 19.  Trademarks and Fund Names...........................................................................26

Section 20.  Parties to Cooperate................................................................................28






                             PARTICIPATION AGREEMENT

         THIS AGREEMENT, made and entered into as of the ____ day of _________, 1998 ("Agreement"), by and among AIM Variable Insurance Funds, Inc., a Maryland corporation ("AVIF"); United Life & Annuity Insurance Company, a Louisiana life insurance company (ALIFE COMPANY@), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and United Variable Services, Inc., an affiliate of LIFE COMPANY and the principal underwriter of the Contracts ("UNDERWRITER") (collectively, the AParties@).

                                WITNESSETH THAT:

         WHEREAS, AVIF is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, AVIF currently consists of nine separate series ("Series"), shares ("Shares") of each of which are registered under the Securities Act of 1933, as amended (the "1933 Act") and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance contracts; and

         WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the Parties hereto may amend from time to time (each a "Fund"; reference herein to "AVIF" includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts; and

         WHEREAS, LIFE COMPANY will be the issuer of certain variable annuity contracts and variable life insurance contracts ("Contracts") as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts (hereinafter collectively, the "Contracts"), if required by applicable law, will be registered under the 1933 Act; and

         WHEREAS, LIFE COMPANY will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts ("Subaccounts"; reference herein to an "Account" includes reference to each Subaccount thereof to the extent the context requires); and

         WHEREAS, LIFE COMPANY will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom), and the security interests deemed to be issued by the Accounts under the Contracts will be registered as securities under the 1933 Act (or exempt therefrom); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase Shares in one or more of the Funds on behalf of the Accounts to fund the Contracts; and

     WHEREAS, UNDERWRITER is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

         NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:

                           SECTION 1. AVAILABLE FUNDS

         1.1 .....AVAILABILITY.

         AVIF will make Shares of each Fund available to LIFE COMPANY for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of Directors of AVIF may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund.

         1.2 .....ADDITION, DELETION OR MODIFICATION OF FUNDS.

         The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Contracts, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

         1.3......NO SALES TO THE GENERAL PUBLIC.

         AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.

                       SECTION 2. PROCESSING TRANSACTIONS

         2.1......TIMELY PRICING AND ORDERS.

         (a)  .....AVIF  or its  designated  agent will use its best  efforts to provide LIFE COMPANY with the net asset value per Share for each Fund by 5:30 p.m. Central Time on each Business Day. As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading, (ii) AVIF calculates the Fund's net asset value, and (iii) LIFE COMPANY is open for business.

         (b) .....LIFE  COMPANY will use the data provided by AVIF each Business
Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values. LIFE COMPANY will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; provided, however, that AVIF shall provide additional time to LIFE COMPANY in the event that AVIF is unable to meet the 5:30 p.m. time stated in paragraph (a) immediately above. Such additional time shall be equal to the additional time that AVIF takes to make the net asset values available to LIFE COMPANY.

         (c)......With  respect to payment of the purchase price by LIFE COMPANY and of redemption proceeds by AVIF, LIFE COMPANY and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

         (d) .....If AVIF provides  materially  incorrect  Share net asset value information (as determined under SEC guidelines), LIFE COMPANY shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

         2.2......TIMELY PAYMENTS.

         LIFE COMPANY will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by LIFE COMPANY by 1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable LIFE COMPANY to pay redemption proceeds within the time specified in
Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.

         2.3......APPLICABLE PRICE.

         (a)......Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, AContract transactions@) and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Contract transactions on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; provided that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof.

             (b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.

         2.4......DIVIDENDS AND DISTRIBUTIONS.

         AVIF will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to LIFE COMPANY of any income dividends or capital gain distributions payable on the Shares of any Fund. LIFE COMPANY hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until LIFE COMPANY otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

         2.5......BOOK ENTRY.

         Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY. Shares ordered from AVIF will be recorded in an appropriate title for LIFE COMPANY, on behalf of its Account.

                          SECTION 3. COSTS AND EXPENSES

         3.1......GENERAL.

         Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

         3.2......REGISTRATION.

         (a)......AVIF  will bear the cost of its  registering  as a  management investment company under the 1940 Act and registering its Shares under the 1933 Act, and keeping such registrations current and effective; including, without limitation, the preparation of and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices with respect to AVIF and its Shares and payment of all applicable registration or filing fees with respect to any of the foregoing.

         (b)......LIFE COMPANY will bear the cost of registering,  to the extent required, each Account as a unit investment trust under the 1940 Act and registering units of interest under the Contracts under the 1933 Act and keeping such registrations current and effective; including, without limitation, the preparation and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices with respect to each Account and its units of interest and payment of all applicable registration or filing fees with respect to any of the foregoing.

         3.3......OTHER (NON-SALES-RELATED).

         (a)......AVIF  will bear,  or arrange for others to bear,  the costs of preparing, filing with the SEC and setting for printing AVIF's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "AVIF Prospectus"), periodic reports to shareholders, AVIF proxy material and other shareholder communications.

         (b) .....LIFE COMPANY will bear the costs of preparing, filing with the
SEC and setting for printing each Account's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Account Prospectus"), any periodic reports to Contract owners, annuitants, insureds or participants (as appropriate) under the Contracts (collectively, "Participants"), voting instruction solicitation material, and other Participant communications.

         (c)......LIFE  COMPANY  will print in quantity  and deliver to existing
Participants the documents described in Section 3.3(b) above and the prospectus provided by AVIF in camera ready or computer diskette form. AVIF will print the AVIF statement of additional information, proxy materials relating to AVIF and periodic reports of AVIF.

         3.4......OTHER (SALES-RELATED).

         LIFE COMPANY will bear the expenses of distribution. These expenses would include by way of illustration, but are not limited to, the costs of distributing to Participants the following documents, whether they relate to the Account or AVIF: prospectuses, statements of additional information, proxy materials and periodic reports. These costs would also include the costs of preparing, printing, and distributing sales literature and advertising relating to the Funds, as well as filing such materials with, and obtaining approval from, the SEC, the NASD, any state insurance regulatory authority, and any other appropriate regulatory authority, to the extent required.

         3.5......PARTIES TO COOPERATE.

         Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.

                           SECTION 4. LEGAL COMPLIANCE

         4.1......TAX LAWS.

         (a)......AVIF  represents  and  warrants  that each  Fund is  currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and represents that it will use its best efforts to qualify and to maintain qualification of each Fund as a RIC. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

         (b)......AVIF  represents  that it will use its best  efforts to comply and to maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4.1(b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

         (c)  ....LIFE  COMPANY  agrees  that if the  Internal  Revenue  Service
("IRS") asserts in writing in connection with any governmental audit or review of LIFE COMPANY or, to LIFE COMPANY=s knowledge, of any Participant, that any Fund has failed to comply with the diversification requirements of Section 817(h) of the Code or LIFE COMPANY otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

                    (i) LIFE COMPANY shall promptly notify AVIF of such assertion or potential claim (subject to the Confidentiality provisions of Section 18 as to any Participant);

                  (ii) LIFE COMPANY shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

                  (iii) LIFE COMPANY shall use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations
                           Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

                  (iv) LIFE COMPANY shall permit AVIF, its affiliates and their legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; provided, however, that LIFE COMPANY will retain control of the conduct of such conferences discussions, proceedings, contests or appeals;

                    (v) any written materials to be submitted by LIFE COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2)), (a) shall be provided by LIFE COMPANY to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten
                         (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by LIFE COMPANY to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

                  (vi) LIFE COMPANY shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of LIFE COMPANY) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure;

                    (vii)LIFE  COMPANY  shall not with  respect  to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, provided that LIFE COMPANY shall not be required, after exhausting all administrative penalties, to appeal any adverse judicial decision unless AVIF or its affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and provided further that the costs of any such appeal shall be borne equally by the Parties hereto; and

                  (viii) AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if LIFE COMPANY fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

         Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, LIFE COMPANY may, in its discretion, authorize AVIF or its affiliates to act in the name of LIFE COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; provided, that in no event shall LIFE COMPANY have any liability resulting from AVIF's refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

         (d)......LIFE  COMPANY  represents  and  warrants  that  the  Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and that it will use its best efforts to maintain such treatment; LIFE COMPANY will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

         (e)......LIFE  COMPANY  represents  and warrants that each Account is a
"segregated asset account" and that interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. LIFE COMPANY will use its best efforts to continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

         4.2......INSURANCE AND CERTAIN OTHER LAWS.

         (a)......AVIF  will use its best efforts to comply with any  applicable state insurance laws or regulations, to the extent specifically requested in writing by LIFE COMPANY, including, the furnishing of information not otherwise available to LIFE COMPANY which is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

         (b)......LIFE  COMPANY  represents  and  warrants  that  (i)  it  is an insurance company duly organized, validly existing and in good standing under the laws of the State of Louisiana and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under Lousiana law and the regulations thereunder, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

         (c)......AVIF  represents  and warrants that it is a  corporation  duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         4.3......SECURITIES LAWS.

         (a)......LIFE  COMPANY  represents  and warrants  that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and Louisiana law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend the registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

         (b)......AVIF  represents and warrants that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIF's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF=s Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

         (c)......AVIF  will at its expense  register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

         (d)......AVIF currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, AVIF undertakes to have its Board of Directors, a majority of whom are not Ainterested@ persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         (e)......AVIF  represents  and  warrants  that  all  of  its  trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

         4.4......NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

         (a)......AVIF  will immediately notify LIFE COMPANY of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF's registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of AVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY. AVIF will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

         (b)......LIFE  COMPANY will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the Contracts or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account's interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. LIFE COMPANY will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

         4.5......LIFE COMPANY TO PROVIDE DOCUMENTS; INFORMATION ABOUT AVIF.

         (a)......LIFE  COMPANY will provide to AVIF or its designated  agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

         (b) .....LIFE  COMPANY will provide to AVIF or its designated  agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if AVIF or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by
Section 9 hereof.

         (c)......Neither LIFE COMPANY nor any of its affiliates,  will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Contracts other than
(i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or
(ii) in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or
(iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF.

         (d) ....LIFE  COMPANY shall adopt and implement  procedures  reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

         (e)......For  the  purposes  of this  Section  4.5,  the phrase  Asales literature or other promotional material@ includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally
available  to  some  or  all  agents  or  employees,   registration  statements,
prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

         4.6......AVIF TO PROVIDE DOCUMENTS; INFORMATION ABOUT LIFE COMPANY.

         (a)  .....AVIF  will  provide to LIFE COMPANY at least one (1) complete copy of all SEC registration statements, AVIF Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to AVIF or the Shares of a Fund, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

         (b)......AVIF  will  provide to LIFE  COMPANY  camera ready or computer diskette copies of all AVIF prospectuses and printed copies, in an amount specified by LIFE COMPANY, of AVIF statements of additional information, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

         (c)......AVIF  will provide to LIFE COMPANY or its designated  agent at least one (1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Contracts, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

         (d)......Neither   AVIF  nor  any  of  its  affiliates  will  give  any
information or make any representations or statements on behalf of or concerning LIFE COMPANY, each Account, or the Contracts other than (i) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by LIFE COMPANY for distribution; or (iii) in sales literature or other promotional material approved by LIFE COMPANY or its affiliates, except with the express written permission of LIFE COMPANY.

         (e)  ....AVIF  shall  cause  its  principal  underwriter  to adopt  and implement procedures reasonably designed to ensure that information concerning LIFE COMPANY, and its respective affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither LIFE COMPANY, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

          (f) ....For purposes of this Section 4.6, the phrase Asales literature or other promotional material@ includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally
available  to  some  or  all  agents  or  employees,   registration  statements,
prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

                       SECTION 5. MIXED AND SHARED FUNDING

         5.1......GENERAL.

         The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with LIFE COMPANY, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to such an exemptive order granted to AVIF. AVIF hereby notifies LIFE COMPANY that, in the event that AVIF implements Mixed and Shared Funding, it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

         5.2......DISINTERESTED DIRECTORS.

         AVIF agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of AVIF within the meaning of Section 2(a)(19) of the 1940 Act and the rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five (45) days if the vacancy or vacancies may be filled by the Board;(b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

         5.3......MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

         AVIF agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing in AVIF ("Participating Plans"). LIFE COMPANY agrees to inform the Board of Directors of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

          (a)  ....an  action  by  any  state  insurance  or  other   regulatory
     authority;

         (b) ....a  change in  applicable  federal  or state  insurance,  tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

         (c)  ....an   administrative  or  judicial  decision  in  any  relevant
proceeding;

     (d) ....the manner in which the investments of any Fund are being managed;

         (e) ....a difference in voting  instructions  given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;


     (f) ....a decision by a  Participating  Insurance  Company to disregard the voting instructions of Participants; or

         (g) .....a  decision by a  Participating  Plan to disregard  the voting instructions of Plan participants.

         Consistent with the SEC's requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, LIFE COMPANY will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by LIFE COMPANY to disregard voting instructions of Participants. LIFE COMPANY=s responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.

         5.4......CONFLICT REMEDIES.

         (a)......It  is agreed  that if it is  determined  by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, LIFE COMPANY will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

                  (i) withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (e.g., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering to the affected Participants the option of making such a change; and

                  (ii) establishing a new registered investment company of the type defined as a "management company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

         (b)......If the material irreconcilable conflict arises because of LIFE
COMPANY's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at AVIF's election, to withdraw each Account's investment in AVIF or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to LIFE COMPANY that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF.

         (c)......If  a  material   irreconcilable  conflict  arises  because  a
particular state insurance regulator's decision applicable to LIFE COMPANY conflicts with the majority of other state regulators, then LIFE COMPANY will withdraw each Account's investment in AVIF within six (6) months after AVIF's Board of Directors informs LIFE COMPANY that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

         (d)......LIFE  COMPANY  agrees that any remedial  action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

         (e)......For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts. LIFE COMPANY will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

         5.5......NOTICE TO LIFE COMPANY.

         AVIF will promptly make known in writing to LIFE COMPANY the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

         5.6......INFORMATION REQUESTED BY BOARD OF DIRECTORS.

         LIFE COMPANY and AVIF (or its investment adviser) will at least annually submit to the Board of Directors of AVIF such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared
Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

         5.7......COMPLIANCE WITH SEC RULES.

         If, at any time during which AVIF is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

         5.8......OTHER REQUIREMENTS.

         AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in Sections 4.1(b), 4.1(d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.

                             SECTION 6. TERMINATION

         6.1......EVENTS OF TERMINATION.

         Subject to Section 6.4 below,  this  Agreement  will  terminate as to a
Fund:

         (a)......at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; or

         (b)......at the option of AVIF upon  institution of formal  proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

         (c)......at  the  option of LIFE  COMPANY  upon  institution  of formal proceedings against AVIF, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF's obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, LIFE COMPANY reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on LIFE COMPANY, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated; or

         (d)......at  the  option of any Party in the event  that (i) the Fund's
Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY; or

     (e)......upon  termination of the corresponding  Subaccount's investment in the Fund pursuant to Section 5 hereof; or

         (f)......at the option of LIFE COMPANY if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so qualify; or

         (g)......at the option of LIFE COMPANY if the Fund fails to comply with
Section 817(h) of the Code or with successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so comply; or

         (h)......at the option of AVIF if the Contracts  issued by LIFE COMPANY cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund's noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

          (i)......upon another Party's material breach of any provision of this
     Agreement.

         6.2......NOTICE REQUIREMENT FOR TERMINATION.

         No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

         (a)......in the event that any termination is based upon the provisions of Sections 6.1(a) or 6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

         (b)......in the event that any termination is based upon the provisions of Sections 6.1(b) or 6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and

         (c)......in the event that any termination is based upon the provisions of Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns of the event causing termination to be required.

         6.3......FUNDS TO REMAIN AVAILABLE.

         Notwithstanding any termination of this Agreement, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as AExisting Contracts@). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement.

         6.4......SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

         All warranties and indemnifications will survive the termination of this Agreement.

         6.5......CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

         If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i)
hereof, this Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the "Initial Termination Date"). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that LIFE COMPANY may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i).

             SECTION 7. PARTIES TO COOPERATE RESPECTING TERMINATION

         The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6.1(a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Contracts in such Fund.

                              SECTION 8. ASSIGNMENT

         This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                               SECTION 9. NOTICES

         Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                  AIM VARIABLE INSURANCE FUNDS, INC.
                  11 Greenway Plaza, Suite 100
                  Houston, Texas  77046
                  Facsimile:  (713) 993-9185

                  Attn:    Nancy L. Martin, Esq.

                  UNITED LIFE & ANNUITY INSURANCE COMPANY

                  UNITED VARIABLE SERVICES, INC.

                  851 S.W. Sixth Avenue, Ninth Floor
                  Portland, Oregon 97204
                  Facsimile:  (503) 220-3322

                  Attn:   Mr. Joel Kaplan, Esq.

                          SECTION 10. VOTING PROCEDURES

         Subject to the cost allocation procedures set forth in Section 3 hereof, LIFE COMPANY will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. LIFE COMPANY will vote Shares in accordance with timely instructions received from Participants. LIFE COMPANY will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither LIFE COMPANY nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. LIFE COMPANY reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. LIFE COMPANY shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify LIFE COMPANY of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIF will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC=s interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.


                         SECTION 11. FOREIGN TAX CREDITS

         AVIF agrees to consult in advance with LIFE COMPANY concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.

                           SECTION 12. INDEMNIFICATION

         12.1.....OF AVIF BY LIFE COMPANY AND UNDERWRITER.

         (a)......Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY and UNDERWRITER agree to indemnify and hold harmless AVIF, its affiliates, and each person, if any, who controls AVIF or its affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY and UNDERWRITER) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY or UNDERWRITER by or on behalf of AVIF for use in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

          (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of LIFE COMPANY, UNDERWRITER or their respective affiliates or persons under their control (including, without limitation, their employees and "Associated Persons," as that term is defined in paragraph (m) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Shares; or

          (iii)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or

          (iv) arise as a result of any failure by LIFE COMPANY or UNDERWRITER to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by LIFE COMPANY or UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY or UNDERWRITER; or

          (v) arise as a result of failure by the Contracts issued by LIFE COMPANY to qualify as annuity contracts or life insurance contracts under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section 817(h) of the Code.

         (b)......Neither  LIFE  COMPANY nor  UNDERWRITER  shall be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF.

         (c)......Neither  LIFE  COMPANY nor  UNDERWRITER  shall be liable under this Section 12.1 with respect to any action against an Indemnified Party unless AVIF shall have notified LIFE COMPANY and UNDERWRITER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY and UNDERWRITER of any such action shall not relieve LIFE COMPANY and UNDERWRITER from any liability which they may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, LIFE COMPANY and UNDERWRITER shall be entitled to participate, at their own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from LIFE COMPANY or UNDERWRITER to such Indemnified Party of LIFE COMPANY=s or UNDERWRITER=s election to assume the defense thereof, the Indemnified Party will cooperate fully with LIFE COMPANY and UNDERWRITER and shall bear the fees and expenses of any additional counsel retained by it, and neither LIFE COMPANY nor UNDERWRITER will be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

         12.2.....OF LIFE COMPANY AND UNDERWRITER BY AVIF.

         (a)......Except to the extent provided in Sections 12.2(c), 12.2(d) and
12.2(e), below, AVIF agrees to indemnify and hold harmless LIFE COMPANY, UNDERWRITER, their respective affiliates, and each person, if any, who controls LIFE COMPANY, UNDERWRITER or their respective affiliates within the meaning of
Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

          (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the
               Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF or its affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF or its affiliates or persons under its control (including, without limitation, their employees and "Associated Persons" as that term is defined in Section (n) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or

          (iii)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE
               COMPANY, UNDERWRITER or their respective affiliates by or on behalf of AVIF for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

          (iv) arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF.

         (b)......Except to the extent provided in Sections 12.2(c), 12.2(d) and
12.2(e)  hereof,  AVIF agrees to indemnify  and hold  harmless  the  Indemnified
Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting liability against LIFE COMPANY pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by LIFE COMPANY of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that LIFE COMPANY reasonably deems necessary or appropriate as a result of the noncompliance.

         (c)......AVIF  shall not be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to LIFE COMPANY, UNDERWRITER, each Account or Participants.

         (d)......AVIF  shall not be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIF of any such action shall not relieve AVIF from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF to such Indemnified Party of AVIF's election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and shall bear the fees and expenses of any additional counsel retained by it, and AVIF will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

         (e)  ....In no event  shall  AVIF be liable  under the  indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, LIFE COMPANY, UNDERWRITER or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by LIFE COMPANY or UNDERWRITER hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its variable annuity or life insurance contracts (with respect to which any Fund serves as an underlying funding vehicle) as annuity contracts or life insurance contracts under applicable provisions of the Code.

         12.3.....EFFECT OF NOTICE.

         Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections 12.1(c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

         12.4.....SUCCESSORS.

         A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.

                           SECTION 13. APPLICABLE LAW

         This Agreement will be construed and the provisions hereof interpreted under and in accordance with Maryland law, without regard for that state's principles of conflict of laws.

                      SECTION 14. EXECUTION IN COUNTERPARTS

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which taken together will constitute one and the same instrument.

                            SECTION 15. SEVERABILITY

         If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

                          SECTION 16. RIGHTS CUMULATIVE

         The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

                              SECTION 17. HEADINGS

         The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                           SECTION 18. CONFIDENTIALITY

         AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the ALIFE COMPANY Protected Parties@ for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LIFE COMPANY=s performance of its duties under this Agreement are the valuable property of the LIFE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties= customers, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties= customers who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY=s prior written consent; or (b) as required by law or judicial process. LIFE COMPANY acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the AAVIF Protected Parties@ for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF=s performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties= customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF
Protected Parties= customers who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF=s prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

                      SECTION 19. TRADEMARKS AND FUND NAMES

         (a)......A  I  M  Management  Group  Inc.  (AAIM@  or  Alicensor@),  an
affiliate of AVIF, owns all right, title and interest in and to the name, trademark and service mark AAIM@ and such other tradenames, trademarks and service marks as may be set forth on Schedule B, as amended from time to time by written notice from AIM to LIFE COMPANY (the AAIM licensed marks@ or the Alicensor=s licensed marks@) and is authorized to use and to license other persons to use such marks. LIFE COMPANY and its affiliates are hereby granted a non-exclusive license to use the AIM licensed marks in connection with LIFE COMPANY=s performance of the services contemplated under this Agreement, subject to the terms and conditions set forth in this Section 19.

         (b)......The  grant of license to LIFE COMPANY and its affiliates ( the
Alicensee@) shall terminate automatically upon termination of this Agreement. Upon automatic termination, the licensee shall cease to use the licensor=s licensed marks, except that LIFE COMPANY shall have the right to continue to service any outstanding Contracts bearing any of the AIM licensed marks. Upon AIM=s elective termination of this license, LIFE COMPANY and its affiliates shall immediately cease to issue any new annuity or life insurance contracts bearing any of the AIM licensed marks and shall likewise cease any activity which suggests that it has any right under any of the AIM licensed marks or that it has any association with AIM, except that LIFE COMPANY shall have the right to continue to service outstanding Contracts bearing any of the AIM licensed marks.

         (c)......The  licensee  shall obtain the prior written  approval of the licensor for the public release by such licensee of any materials bearing the licensor=s licensed marks. The licensor=s approvals shall not be unreasonably withheld.

         (d)......During  the term of this  grant of  license,  a  licensor  may request that a licensee submit samples of any materials bearing any of the licensor=s licensed marks which were previously approved by the licensor but, due to changed circumstances, the licensor may wish to reconsider. If, on reconsideration, or on initial review, respectively, any such samples fail to meet with the written approval of the licensor, then the licensee shall immediately cease distributing such disapproved materials. The licensor=s approval shall not be unreasonably withheld, and the licensor, when requesting reconsideration of a prior approval, shall assume the reasonable expenses of withdrawing and replacing such disapproved materials. The licensee shall obtain the prior written approval of the licensor for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

         (e)......The licensee hereunder:  (i) acknowledges and stipulates that, to the best of the knowledge of the licensee, the licensor=s licensed marks are valid and enforceable trademarks and/or service marks and that such licensee does not own the licensor=s licensed marks and claims no rights therein other than as a licensee under this Agreement; (ii) agrees never to contend otherwise in legal proceedings or in other circumstances; and (iii) acknowledges and agrees that the use of the licensor=s licensed marks pursuant to this grant of license shall inure to the benefit of the licensor.

                        SECTION 20. PARTIES TO COOPERATE

         Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.



         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                                    AIM VARIABLE INSURANCE FUNDS, INC.

Attest:  ________________________   By:             ______________________________________
           Nancy L. Martin                          Name:     Robert H. Graham
           Assistant Secretary      Title:          President

                                                    UNITED LIFE & ANNUITY INSURANCE
                                                    COMPANY, on behalf of  itself and its separate

                                    accounts

Attest:  ________________________   By:             ______________________________________

Name:    ________________________   Name:           ______________________________________

Title:     ________________________ Title:          ______________________________________



                                                    UNITED VARIABLE SERVICES, INC.

Attest:  ________________________   By:             ______________________________________

Name:    ________________________   Name:           ______________________________________

Title:     ________________________ Title:          ______________________________________






                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

         AIM VARIABLE INSURANCE FUNDS, INC.

         AIM V.I. Capital Appreciation Fund
         AIM V.I. Growth Fund
         AIM V.I. Growth and Income Fund
         AIM V.I. International Equity Fund
         AIM V.I. Diversified Income Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

         United Life & Annuity Separate Account One

FORM NUMBERS AND CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

         UCV-AN-6000 - Master Contract UCV-AN-6001 - Master Contract UCV-AN-6002
         - SpectraDirect (Group) UCV-AN-6003 - SpectraSelect (Group) UCV-AN-6004
         - SpectraDirect (Individual) UCV-AN-6005 - SpectraSelect (Individual)

         ULV-AN-6008 - IntegraPreferred (Individual)
         ULV-AN-6009 - IntegraGold (Individual)






                                   SCHEDULE B

$        AIM VARIABLE INSURANCE FUNDS, INC.

           AIM                                                          Fund

$        AIM and Design


                             PARTICIPATION AGREEMENT

                                  BY AND AMONG

                                       AND

                              WARBURG, PINCUS TRUST

                                       AND

                      WARBURG PINCUS ASSET MANAGEMENT, INC.

                                       AND

                           COUNSELLORS SECURITIES INC.

         THIS AGREEMENT, made and entered into this day of _____________, 1998, by and among ______________________ organized under the laws of ________________
(the "Company"), on its own behalf and on behalf of each separate account of the Company named in Schedule 1 to this Agreement as may be amended from time to time (each account referred to as the "Account"), Warburg, Pincus Trust, an open-end management investment company and business trust organized under the laws of the Commonwealth of Massachusetts (the "Fund"); Warburg Pincus Asset Management, Inc. a corporation organized under the laws of the State of Delaware (the "Adviser"); and Counsellors Securities Inc., a corporation organized under the laws of the State of New York ("CSI").

         WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies that have entered into participation agreements similar to this Agreement (the "Participating Insurance Companies"), and

         WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "Portfolios"); and

         WHEREAS, the Fund has received an order from the Securities and Exchange Commission (the "SEC") granting Participating Insurance Companies and variable annuity separate accounts and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans outside of the separate account context (the "Mixed and Shared Funding Exemptive Order"). The parties to this Agreement agree that the conditions or undertakings specified in the Mixed and Shared Funding Exemptive Order and that may be imposed on the Company, the Fund, the Adviser and/or CSI by virtue of the receipt of such order by the SEC will be incorporated herein by reference, and such parties agree to comply with such conditions and undertakings to the extent applicable to each such party; and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Company has registered or will register certain variable annuity contracts (the "Contracts") under the 1933 Act; and

         WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of ______________, to set aside and invest assets attributable to the Contracts; and

     WHEREAS, the Company has registered the Account as a unit investment trust under the 1940 Act; and

         WHEREAS, CSI, the Fund's distributor, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios named in
Schedule 2, as such schedule may be amended from time to time (the "Designated Portfolios"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and CSI agree as follows:

         ARTICLE I.  SALE OF FUND SHARES

1.1. The Fund agrees to sell to the Company those shares of the Designated Portfolios that each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the order for the shares of the Fund. For purposes of this
Section 1.1, the Company will be the designee of the Fund for receipt of such orders from each Account and receipt by such designee will constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Eastern Time on the next following Business Day ("T+1"). "Business Day" will mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

1.2. The Company will pay for Fund shares on T+1 in each case that an order to purchase Fund shares is made in accordance with Section 1.1 above. Payment will be in federal funds transmitted by wire. This wire transfer will be initiated by 12:00 p.m. Eastern Time.

1.3. The Fund agrees to make shares of the Designated Portfolios available indefinitely for purchase at the applicable net asset value per share by Participating Insurance Companies and their separate accounts on those days on which the Fund calculates its Designated Portfolio net asset value pursuant to rules of the SEC and the Fund shall use reasonable efforts to calculate such net asset value on each day the NYSE is open for trading; provided, however, that the Fund, the Adviser or CSI may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in its or their sole discretion acting in good faith, necessary in the best interests of the shareholders of such Portfolio.

1.4. On each Business Day on which the Fund calculates its net asset value, the Company will aggregate and calculate the net purchase or redemption orders for each Account maintained by the Fund in which contract owner assets are invested. Net orders will only reflect orders that the Company has received prior to the close of regular trading on the NYSE currently 4:00 p.m., Eastern Time) on that Business Day. Orders that the Company has received after the close of regular trading on the NYSE will be treated as though received on the next Business Day. Each communication of orders by the Company will constitute a representation that such orders were received by it prior to the close of regular trading on the NYSE on the Business Day on which the purchase or redemption order is priced in accordance with Rule 22c-1 under the 1940 Act. Other procedures relating to the handling of orders will be in accordance with the prospectus and statement of information of the relevant Designated Portfolio or with oral or written instructions that CSI or the Fund will forward to the Company from time to time.

1.5. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, qualified pension and retirement plans or such other persons as are permitted under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder, the sale to which will not impair the tax treatment currently afforded the Contracts. No shares of any Portfolio will be sold to the general public except as set forth in this Section 1.5.

1.6. The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this
Section 1.6, the Company will be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee will constitute receipt by the Fund, provided the Fund receives notice of request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment will be in federal funds transmitted by wire to the Company's account as designated by the Company in writing from time to time, on the same Business Day the Fund receives notice of the redemption order from the Company. The Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted by the 1940 Act. The Fund will not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Company alone will be responsible for such action. If notification of redemption is received after 10:00 a.m. Eastern Time, payment for redeemed shares will be made on the next following Business Day.

1.7. The Company agrees to purchase and redeem the shares of the Designated Portfolios offered by the then current prospectus of the Fund in accordance with the provisions of such prospectus.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9. The Fund will furnish same day notice (by telecopier, followed by written confirmation) to the Company of the declaration of any income, dividends or capital gain distributions payable on each Designated Portfolio's shares. The Company hereby elects to receive all such dividends and distributions as are payable on the Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Fund will notify the Company of the number of shares so issued as payment of such dividends and distributions. The Company reserves the right to revoke this election upon reasonable prior notice to the Fund and to receive all such dividends and distributions in cash.

1.10. The Fund will make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and will use its best efforts to make such net asset value per share available by 6:00 p.m., Eastern Time, but in no event later than 7:00 p.m., Eastern Time, each Business Day.

1.11. In the event adjustments are required to correct any error in the computation of the net asset value of the Fund's shares, the Fund or CSI will notify the Company as soon as practicable after discovering the need for those adjustments that result in an aggregate reimbursement of $150 or more to any one Account maintained by a Designated Portfolio unless notified otherwise by the Company (or, if lesser, results in an adjustment of $10 or more to each contractowner's account). Any such notice will state for each day for which an error occurred the incorrect price, the correct price and, to the extent communicated to the Fund's shareholders, the reason for the price change. The Company may send this notice or a derivation thereof (so long as such derivation is approved in advance by CSI or the Adviser) to contractowners whose accounts are affected by the price change. The parties will negotiate in good faith to develop a reasonable method for effecting such adjustments.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act and that the Contracts will be issued and sold in compliance with all applicable federal and state laws, including state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under applicable state law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, and that it will maintain such registration for so long as any Contracts are outstanding. The Company will amend the registration statement under the 1933 Act for the Contracts and the registration statement under the 1940 Act for the Account from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company will register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2. The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts under applicable provisions of the Internal Revenue Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.3. The Company represents and warrants that it will not purchase shares of the Designated Portfolios with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

2.4. The Fund represents and warrants that Fund shares of the Designated Portfolios sold pursuant to this Agreement will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered under the 1940 Act for as long as such shares of the Designated Portfolios are outstanding. The Fund will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares or as may otherwise be required by applicable law. The Fund will register and qualify the shares of the Designated Portfolios for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.5. The Fund represents that each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so qualify or that it might not so qualify in the future.

2.6. The Fund represents and warrants that in performing the services described in this Agreement, the Fund will comply with all applicable laws, rules and regulations. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies, objectives and restrictions) complies with the insurance laws and regulations of any state. The Fund and CSI agree that upon request they will use their best efforts to furnish the information required by state insurance laws so that the Company can obtain the authority needed to issue the Contracts in the various states.

2.7. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 the Fund undertakes to have its Fund Board formulate and approve any plan under Rule 12b-1 to finance distribution expenses in accordance with the 1940 Act.

2.8. The Fund represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.9. CSI represents and warrants that it will distribute the Fund shares of the Designated Portfolios in accordance with all applicable federal and state securities laws including, without limitation, the 1933 Act, the 1934 Act and the 1940 Act.

2.10. CSI represents and warrants that it is and will remain duly registered under all applicable federal and state securities laws and that it will perform its obligations for the Fund in accordance in all material respects with any applicable state and federal securities laws.

2.11. The Fund represents and warrants that all of its trustees, officers, employees, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. CSI and the Fund's investment advisers represent and warrant that they are and continue to be at all times covered by policies similar to the aforesaid bond.

ARTICLE III.  PROSPECTUSES AND PROXY STATEMENTS; VOTING

3.1. The Fund or CSI will provide the Company, at the Fund's or its affiliate's expense, with as many copies of the current Fund prospectus for the Designated Portfolios as the Company may reasonably request for distribution, at the Company's expense, to prospective contractowners and applicants. The Fund or CSI will provide, at the Fund's or its affiliate's expense, as many copies of said prospectus as necessary for distribution, at the Company's expense, to existing contractowners. The Fund or CSI will provide the copies of said prospectus to the Company or to its mailing agent. If requested by the Company, the Fund or CSI will provide such documentation, including a computer diskette of the Company's specification or a final copy of a current prospectus set in type at the Fund's or its affiliate's expense, and such other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Fund prospectus is amended more frequently) to have the Fund's prospectus, the prospectus for the Contracts and the prospectuses of other mutual funds in which assets attributable to the Contracts may be invested printed together in one document (the "Multifund Prospectus"), in which case the Fund or its affiliate will bear its reasonable share of expenses as described above, allocated based on the proportionate number of pages of the Fund's and other fund's respective portions of the document.

3.2. The Fund or CSI will provide the Company, at the Fund's or its affiliate's expense, with as many copies of the statement of additional information as the Company may reasonably request for distribution, at the Company's expense, to prospective contractowners and applicants. The Fund or CSI will provide, at the Fund's or its affiliate's expense, as many copies of said statement of additional information as necessary for distribution, at the Company's expense, to any existing contractowner who requests such statement or whenever state or federal law otherwise requires that such statement be provided. The Fund or CSI will provide the copies of said statement of additional information to the Company or to its mailing agent.

3.3. To the extent that the Fund or CSI desires to change (whether by revision or supplement) any of the information contained in any form of Fund prospectus or statement of additional information provided to the Company for inclusion in a Multifund Prospectus, the Company agrees to make such changes within a reasonable period of time after receipt of a request to make such change from the Fund or CSI, subject to the following limitation. To the extent that the Fund is legally required to make a change to a Fund prospectus or statement of additional information provided to the Company for inclusion in a Multifund Prospectus, the Company agrees to make any such change as soon as possible following receipt of the form of revised prospectus and/or statement of additional information or supplement, as applicable, but in no event later than five days following receipt. To the extent that the Fund is required by law to cease selling shares of a Designated Portfolio, the Company agrees to cease offering shares of the Designated Portfolio until the Fund or CSI notifies the Company otherwise.

3.4. The Fund or CSI, at the Fund's or its affiliate's expense, will provide the Company or its mailing agent with copies of its proxy material, if any, reports to shareholders and other communications to shareholders in such quantity as the Company will reasonably require. The Company will distribute this proxy material, reports and other communications to existing contract owners and tabulate the votes.

3.5.     If and to the extent required by law the Company will:

                  (a)      solicit voting instructions from contractowners;

                  (b) vote the shares of the Designated Portfolios held in the Account in accordance with instructions received from contractowners; and

                  (c) vote shares of the Designated Portfolios held in the Account for which no timely instructions have been received, as well as shares it owns, in the same proportion as shares of such Designated Portfolio for which instructions have been received from the Company's contractowners;

         so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contractowners. Except as set forth above, the Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Company will be responsible for assuring that each of its separate accounts participating in the Fund calculates voting privileges in a manner consistent with all legal requirements, including the Mixed and Shared Funding Exemptive Order.

3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Fund either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, will comply with
Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV.  SALES MATERIAL AND INFORMATION

4.1. CSI will provide the Company on a timely basis with investment performance information for each Designated Portfolio in which the Company maintains an Account, including total return for the preceding calendar month and calendar quarter, the calendar year to date, and the prior one-year, five-year, and ten year (or life of the Designated Portfolio) periods. The Company may, based on the SEC mandated information supplied by CSI, prepare communications for contractowners ("Contractowner Materials"). The Company will provide copies of all Contractowner Materials concurrently with their first use for CSI's internal recordkeeping purposes. It is understood that neither CSI nor any Designated Portfolio will be responsible for errors or omissions in, or the content of, Contractowner Materials except to the extent that the error or omission resulted from information provided by or on behalf of CSI or the Designated Portfolio. Any printed information that is furnished to the Company pursuant to this Agreement other than each Designated Portfolio's prospectus or statement of additional information (or information supplemental thereto), periodic reports and proxy solicitation materials is CSI's sole responsibility and not the responsibility of any Designated Portfolio or the Fund. The Company agrees that the Portfolios, the shareholders of the Portfolios and the officers and governing Board of the Fund will have no liability or responsibility to the Company in these respects.

4.2. The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or statement of additional information for Fund shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in published reports for the Fund which are in the public domain or approved by the Fund or CSI for distribution, or in sales literature or other material provided by the Fund, the Adviser or by CSI, except with permission of CSI. The Company will furnish, or will cause to be furnished, to the Fund, the Adviser or CSI, each piece of sales literature or other promotional material in which the Company or its Account is named, at least ten (10) business days prior to its use. No such sales literature or other promotional material which requires the permission of CSI prior to use will be used if CSI reasonably objects to such use within five (5) business days after receipt.

         Nothing in this Section 4.2 will be construed as preventing the Company or its employees or agents from giving advice on investment in the Fund.

4.3. The Fund, the Adviser and CSI will not give any information or make any representations or statements on behalf of the Company or concerning the
Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or statement of additional information for the Contracts, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to contractowners, or in sales literature or other material provided by the Company, except with permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis. The Fund, the Adviser or CSI will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its Account is named at least ten (10) business days prior to its use. No such material will be used if the Company reasonably objects to such use within five (5) business days after receipt of such material.

4.4. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additions information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

4.5. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

4.6. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media (e.g., on-line networks such as the Internet or other electronic messages)), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisements sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.7. The Fund and CSI hereby consent to the Company's use of the names Warburg, Pincus Trust Post-Venture Capital Portfolio, or other Designated Portfolio, and Warburg, Pincus Counsellors, Inc. in connection with the marketing of the Contracts, subject to the terms of Sections 4.1 and 4.2 of this Agreement. Such consent will continue only as long as any Contracts are invested in the relevant Designated Portfolio.

ARTICLE V.  FEES AND EXPENSES

5.1. The Fund, the Adviser and CSI will pay no fee or other compensation to the Company (other than as set forth in the administrative services letter agreement between CSI and the Company) except if the Fund or any Designated Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, then, subject to obtaining any required exemptive orders or other regulatory approvals, the Fund may make payments to the Company or to the underwriter for the Contracts if and in such amounts agreed to by the Fund in writing.

5.2. All expenses incident to performance by the Fund of this Agreement will be paid by the Fund to the extent permitted by law. The Fund will bear the expenses for the cost of registration and qualification of the Fund's shares; preparation and filing of the Fund's prospectus, statement of additional information and registration statement, proxy materials and reports; setting in type and printing the Fund's prospectus; setting in type and printing proxy materials and reports by it to contractowners (including the costs of printing a Fund prospectus that contains an annual report); the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Fund's shares; any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act; and all other expenses set forth in Article III of this Agreement.

ARTICLE VI.  DIVERSIFICATION

6.1. The Adviser will ensure that the Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable annuity contracts under the Internal Revenue Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will comply with Section 817(h) of the Internal Revenue Code and Treasury Regulation 1.817-5, as amended from time to time, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps: (a) to notify the Company of such breach; and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

ARTICLE VII.  POTENTIAL CONFLICTS

7.1. The Board of Trustees of the Fund (the "Fund Board") will monitor the Fund for the existence of any irreconcilable material conflict among the interests of the contractowners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including:
(a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Participating Insurance Companies or by variable annuity and variable life insurance contractowners; or (f) a decision by an insurer to disregard the voting instructions of contractowners. The Fund Board will promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Fund Board. The Company agrees to assist the Fund Board in carrying out its responsibilities, as delineated in the Mixed and Shared Funding Exemptive Order, by providing the Fund Board with all information reasonably necessary for the Fund Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Fund Board whenever contractowner voting instructions are to be disregarded. The Company's responsibilities hereunder will be carried out with a view only to the interest of contractowners.

7.3. If it is determined by a majority of the Fund Board, or a majority of its disinterested trustees, that an irreconcilable material conflict exists, the Company will, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the Accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contractowners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contractowners or variable life insurance contractowners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contractowners the option of making such a change; and
(b) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contractowner voting instructions, and the Company's judgment represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected subaccount of the Account's investment in the Fund and terminate this Agreement with respect to such subaccount; provided, however, that such withdrawal and termination will be limited to the extent required by the foregoing irreconcilable material conflict as determined by a majority of the disinterested trustees of the Fund Board. No charge or penalty will be imposed as a result of such withdrawal.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state insurance regulators, then the Company will withdraw the affected subaccount of the Account's investment in the Fund and terminate this Agreement with respect to such subaccount; provided, however, that such withdrawal and termination will be limited to the extent required by the foregoing irreconcilable material conflict as determined by a majority of the disinterested directors of the Fund Board. No charge or penalty will be imposed as a result of such withdrawal.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Fund Board will determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund or the Adviser (or any other investment adviser to the Fund) be required to establish a new funding medium for the Contracts. The Company will not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of contractowners materially affected by the irreconcilable material conflict.

7.7. The Company will at least annually submit to the Fund Board such reports, materials or data as the Fund Board may reasonably request so that the Fund Board may fully carry out the duties imposed upon it as delineated in the Mixed and Shared Funding Exemptive Order, and said reports, materials and data will be submitted more frequently if deemed appropriate by the Fund Board.

7.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then: (a) the Fund and/or the Participating Insurance Companies, as appropriate, will take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement will continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  INDEMNIFICATION

8.1.     Indemnification By The Company

         (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser, CSI, and each person, if any, who controls or is associated with the Fund, the Adviser or CSI within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                   (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), including any prospectuses or statements of additional information of the Fund to which the Company has made any changes to the information provided to the Company or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Fund, the Adviser or CSI for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                   (2)  arise  out  of  or  as  a  result   of   statements   or
representations by or on behalf of the Company or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares (other than statements or representations contained in the Fund registration statement, Fund prospectus, Fund statement of additional information, sales literature or other promotional material of the Fund not supplied by the Company or persons under its control); or

                   (3) arise  out of any  untrue  statement  or  alleged  untrue statement of a material fact contained in the Fund registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Fund (or amendment or supplement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company or persons under its control; or

                   (4) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                   (5) arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement, including, but not limited to, a failure to comply with the provisions of Section 3.3;

                  except to the extent provided in Sections 8.1(b) and 8.3 hereof. This indemnification will be in addition to any liability that the Company otherwise may have.

          (b) No party will be entitled to indemnification under Section 8.1(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

         (c) The Indemnified Parties promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2.     Indemnification By The Adviser, the Fund and CSI

          (a) The Adviser, the Fund and CSI, in each case solely to the extent relating to such party's responsibilities hereunder, agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                   (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing) or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made (in each case substantially as transmitted to you by the Fund or CSI), provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser, CSI or the Fund by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                   (2) arise out of or as a result of statements or representations or wrongful conduct of the Adviser, the Fund or CSI or persons under the control of the Adviser, the Fund or CSI respectively, with respect to the sale of the Fund shares (other than statements or representations contained in a registration statement, prospectus, statement of additional information, sales literature or other promotional material covering the Contracts not supplied by CSI or persons under its control); or

                   (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material covering the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Adviser, the Fund or CSI or persons under the control of the Adviser, the Fund or CSI; or

                  (4) arise as a result of any failure by the Fund, the Adviser or CSI to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article VI of this Agreement); or

                   (5) arise out of or result from any material breach of any representation and/or warranty made by the Adviser, the Fund or CSI in this Agreement, or arise out of or result from any other material breach of this Agreement by the Adviser the Fund or CSI;

                  except to the extent provided in Sections 8.2(b) and 8.3 hereof. These indemnifications will be in addition to any liability that the Fund, Adviser or CSI otherwise may have.

         (b) No party will be entitled to indemnification under Section 8.2(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

         (c) The Indemnified Parties will promptly notify the Adviser, the Fund and CSI of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the account.

8.3.     Indemnification Procedure

         Any person obligated to provide indemnification under this Article VIII ("Indemnifying Party" for the purpose of this Section 8.3) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("Indemnified Party" for the purpose of this Section 8.3) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim will have been served upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of failure to give such notice. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or
(b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.

ARTICLE IX.  APPLICABLE LAW

9.1. This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

9.2. This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof will be interpreted and construed in accordance therewith.

ARTICLE X.  TERMINATION

10.1. This Agreement will terminate:

         (a) at the option of any party, with or without cause, with respect to some or all of the Designated Portfolios, upon ninety (90) days' advance written notice to the other parties; or

         (b) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if shares of the Designated Portfolio are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or

         (c) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or Federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by Company; or

         (d) at the option of the Fund, upon receipt of the Fund's written notice by the other parties, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of the Fund shares, provided that the Fund determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

         (e) at the option of the Company, upon receipt of the Company's written notice by the other parties, upon institution of formal proceedings against the Fund, Adviser or CSI by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund's, Adviser's or CSI's ability to perform its obligations under this Agreement; or

         (f) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if the Designated Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that the Designated Portfolio may fail to so qualify; or

         (g) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if the Designated Portfolio fails to meet the diversification requirements specified in
Article VI hereof or if the Company reasonably and in good faith believes the Designated Portfolio may fail to meet such requirements; or

         (h) at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement which material breach is not cured within thirty (30) days of said notice; or

         (i) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Adviser or CSI has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

         (j) at the option of the Fund or CSI, if the Fund or CSI respectively, determines in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or the Adviser, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

         (k) at the option of the Company or the Fund upon receipt of any necessary regulatory approvals and/or the vote of the contractowners having an interest in the Account (or any subaccount) to substitute the shares of another investment company for the corresponding Designated Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Designated Portfolio shares had been selected to serve as the underlying investment media. The Company will give sixty (60) days' prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund's shares; or

         (l) at the option of the Company or the Fund upon a determination by a majority of the Fund Board, or a majority of the disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of:
(1) all contractowners of variable insurance products of all separate accounts; or (2) the interests of the Participating Insurance Companies investing in the Fund as set forth in Article VII of this Agreement; or

         (m) at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law. Termination will be effective immediately upon such occurrence without notice.

10.2.    Notice Requirement

         Except as specified in Section 10.1(m), no termination of this Agreement will be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.

10.3.    Effect of Termination

         In the event of any termination of this Agreement other than pursuant to subsection (d), (j), (l) or (m) of Section 10.1, the Fund and CSI will, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement ( hereinafter referred to as "Existing Contracts.") . Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Designated Portfolios (as in effect on such date), redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts.

10.4.    Surviving Provisions

         Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement. In addition, each party's obligations under Section 12.6 will survive and not be affected by any termination of this Agreement. Finally, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

ARTICLE XI.  NOTICES

11.1. Any notice will be deemed duly given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

         If to the Company:        If to the Fund, the Adviser and/or CSI:

         _______________                    466 Lexington Avenue
         _______________                    10th Floor
         _______________                    New York, NY  10017
Attn: __________                   Attn:    Eugene P. Grace
         _______________                    Senior Vice President

ARTICLE XII.  MISCELLANEOUS

12.1. The Fund, the Adviser and CSI acknowledge that the identities of the customers of the Company or any of its affiliates (collectively the "Company Protected Parties" for purposes of this Section 12.1), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Company Protected Parties or any of their employees or agents in connection with the Company's performance of its duties under this Agreement are the valuable property of the Company Protected Parties. The Fund, the Adviser and CSI agree that if they come into possession of any list or compilation of the identities of or other information about the Company Protected Parties' customers, or any other information or property of the Company Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Fund, the Adviser or CSI from information supplied to them by the Company Protected Parties' customers who also maintain accounts directly with the Fund, the Adviser or CSI, the Fund, the Adviser and CSI will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Company's prior written consent; or (b) as required by law or judicial process. The Company acknowledges that the identities of the customers of the Fund, the Adviser, CSI or any of their affiliates (collectively the "Adviser Protected Parties" for purposes of this Section 12.1), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Adviser Protected Parties or any of their employees or agents in connection with the Fund's, the Adviser's or CSI's performance of their respective duties under this Agreement are the valuable property of the Adviser Protected Parties. The Company agrees that if it comes into possession of any list or compilation of the identities of or other information about the Adviser Protected Parties' customers, or any other information or property of the Adviser Protected
Parties, other than such information as is publicly available or as may be independently developed or compiled by the Company from information supplied to them by the Adviser Protected Parties' customers who also maintain accounts directly with the Company, the Company will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Fund's, the Adviser's or CSI's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 12.1 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

12.4. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

12.5. This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

12.6. Each party to this Agreement will maintain all records required by law, including records detailing the services it provides. Such records will be preserved, maintained and made available to the extent required by law and in accordance with the 1940 Act and the rules thereunder. Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Upon request by the Fund or CSI, the Company agrees to promptly make copies or, if required, originals of all records pertaining to the performance of services under this Agreement available to the Fund or CSI, as the case may be. The Fund agrees that the Company will have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of any state insurance department. Each party also agrees to promptly notify the other parties if it experiences any difficulty in maintaining the records in an accurate and complete manner. This provision will survive termination of this Agreement.

12.7. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

12.8. The parties to this Agreement acknowledge and agree that all liabilities of the Fund arising, directly or indirectly, under this agreement, will be satisfied solely out of the assets of the Fund and that no trustee, officer, agent or holder of shares of beneficial interest of the Fund will be personally liable for any such liabilities. No Portfolio or series of the Fund will be liable for the obligations or liabilities of any other Portfolio or series.

12.9. The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Accounts or the Designated Portfolios of the Fund or other applicable terms of this Agreement.

12.10. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date specified below.



                                By:_____________________________________
                                Name:___________________________________
                                Title:____________________________________

                                WARBURG, PINCUS TRUST

                                By:_____________________________________
                                Name:___________________________________
                                Title:____________________________________

                                WARBURG PINCUS ASSET MANAGEMENT, INC.

                                By:_____________________________________
                                Name:___________________________________
                                Title:____________________________________

                                COUNSELLORS SECURITIES INC.

                                By:_____________________________________
                                Name:___________________________________
                                Title:____________________________________







                                   SCHEDULE 1

                             PARTICIPATION AGREEMENT

                                  BY AND AMONG

                                          -------------------------------
                                       AND

                              WARBURG, PINCUS TRUST

                                       AND

                      WARBURG PINCUS ASSET MANAGEMENT, INC.

                                       AND

                           COUNSELLORS SECURITIES INC.

The following separate accounts of __________________________ are permitted in accordance with the provisions of this Agreement to invest in Designated Portfolios of the Fund shown in Schedule 2:








                                   SCHEDULE 2

                             PARTICIPATION AGREEMENT

                                  BY AND AMONG

                                     AND

                              WARBURG, PINCUS TRUST

                                       AND

                      WARBURG PINCUS ASSET MANAGEMENT, INC.

                                       AND

                           COUNSELLORS SECURITIES INC.

The Separate Account(s) shown on Schedule 1 may invest in the following Designated Portfolios of the Warburg, Pincus Trust:

============================
============================
============================



                          FUND PARTICIPATION AGREEMENT

         THIS AGREEMENT made as of the 1st day of February, 1998 by and between NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST ("TRUST"), a Delaware business trust, ADVISERS MANAGERS TRUST ("MANAGERS TRUST"), a New York common law trust, NEUBERGER&BERMAN MANAGEMENT INCORPORATED ("N&B MANAGEMENT"), a New York corporation, and UNITED LIFE & ANNUITY INSURANCE COMPANY ("LIFE COMPANY"), a life insurance company organized under the laws of the State of Louisiana.

         WHEREAS, TRUST and MANAGERS TRUST are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("40 Act") as open-end, diversified management investment companies; and

         WHEREAS, TRUST is organized as a series fund comprised of several portfolios ("Portfolios"), the currently available of which are listed on Appendix A hereto; and

         WHEREAS, MANAGERS TRUST is organized as a series fund, comprised of several portfolios ("Series"), the currently operational of which are listed on Appendix A hereto; and

         WHEREAS, each Portfolio of TRUST will invest all of its net investable assets in a corresponding Series of MANAGERS TRUST; and

         WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts of such life insurance companies ("Participating Insurance Companies") and also offers its shares to certain qualified pension and retirement plans; and

         WHEREAS, TRUST has received an order from the SEC, dated May 5,1995 (File No. 812-9164), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the '40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Order"); and

         WHEREAS, LIFE COMPANY has established or will establish one or more separate accounts ("Separate Accounts") to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

         WHEREAS, N&B MANAGEMENT is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934, as amended; and

         WHEREAS, N&B MANAGEMENT is the administrator and distributor of the shares of each Portfolio of TRUST and investment manager of the corresponding Series of MANAGERS TRUST; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of TRUST to fund the aforementioned Variable Contracts and TRUST is authorized to sell such shares to LIFE COMPANY at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, LIFE COMPANY, TRUST, MANAGERS TRUST and N&B MANAGEMENT agree as follows:

                         Article I. SALE OF TRUST SHARES

         1.1 TRUST agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed in Appendix B for investment of proceeds from Variable Contracts allocated to the designated Separate Accounts, such shares to be offered as provided in TRUST's Prospectus.

         1.2 TRUST agrees to sell to LIFE COMPANY those shares of the selected Portfolios of TRUST which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of TRUST for receipt of such orders from LIFE COMPANY and receipt by such designee shall constitute receipt by TRUST; provided that TRUST receives notice of such order by 8:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

         1.3 TRUST agrees to redeem for cash, on LIFE COMPANY's request, any full or fractional shares of TRUST held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption. For purposes of this Section 1.3, LIFE COMPANY shall be the designee of TRUST for receipt of requests for redemption from LIFE COMPANY and receipt by such designee shall constitute receipt by TRUST; provided that TRUST receives notice of such request for redemption by 8:30 a.m. New York time on the next following Business Day.

         1.4 TRUST shall furnish, on or before the ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. TRUST shall notify LIFE COMPANY of the number of shares so issued as payment of such dividends and distributions.

         1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

         1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by LIFE COMPANY by 8:30 a.m. New York Time on the Business Day next following LIFE COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

         1.7 If LIFE COMPANY's order requests the purchase of TRUST shares, LIFE COMPANY shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account on the day the order is transmitted by LIFE COMPANY. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, TRUST shall wire the redemption proceeds to LIFE COMPANY by the next Business Day, unless doing so would require TRUST to dispose of portfolio securities or otherwise incur additional costs, but in such event, proceeds shall be wired to LIFE COMPANY within seven days and TRUST shall notify the person designated in writing by LIFE COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time the same Business Day that LIFE COMPANY transmits the redemption order to TRUST. If LIFE COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another fund administered or distributed by N&B MANAGEMENT, TRUST shall so apply such proceeds the same Business Day that LIFE COMPANY transmits such order to TRUST.

         1.8 Notwithstanding Section 1.7, TRUST reserves the right to suspend the right of redemption or postpone the date of payment or satisfaction upon redemption consistent with Section 22(e) of the 40 Act and any rules thereunder.

         1.9 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to certain qualified pension and other retirement plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of TRUST will not be sold directly to the general public.

         1.10 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Trustees of TRUST, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, deemed necessary and in the best interests of the shareholders of such Portfolios.

                   Article II. REPRESENTATIONS AND WARRANTIES

         2.1 LIFE COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Louisiana and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that United Variable Services Inc., the principal underwriter for the Variable Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934.

         2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the '40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

         2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "`33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

         2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5 LIFE COMPANY represents and warrants that it shall deliver such prospectuses, statements of additional information, proxy statements and periodic reports of the Trust as required to be delivered under applicable federal or state law and interpretations of federal and state securities regulators thereunder in connection with the offer, sale or acquisition of the Variable Contracts.

         2.6 TRUST represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal and state laws, and TRUST shall be registered under the '40 Act prior to and at the time of any issuance or sale of such shares. TRUST shall amend its registration statement under the '33 Act and the '40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by TRUST.

         2.7 TRUST represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

         2.8 TRUST represents and warrants that each Portfolio invested in by the Separate Account is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

                  Article III. PROSPECTUS AND PROXY STATEMENTS

         3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

         3.2 TRUST will bear the printing costs (or duplicating costs with respect to the statement of additional information) and mailing costs associated with the delivery of the following TRUST (or individual Portfolio) documents, and any supplements thereto, to existing Variable Contract owners of LIFE
COMPANY:

          (i)  prospectuses and statements of additional information;

          (ii) annual and semi-annual reports; and

          (iii) proxy materials.

                  LIFE COMPANY will submit any bills for printing, duplicating and/or mailing costs, relating to the TRUST documents described above, to TRUST for reimbursement by TRUST. LIFE COMPANY shall monitor such costs and shall use its best efforts to control these costs. LIFE COMPANY will provide TRUST on a semi-annual basis, or more frequently as reasonably requested by TRUST, with a current tabulation of the number of existing Variable Contract owners of LIFE COMPANY whose Variable Contract values are invested in TRUST. This tabulation will be sent to TRUST in the form of a letter signed by a duly authorized officer of LIFE COMPANY attesting to the accuracy of the information contained in the letter. If requested by LIFE COMPANY, the TRUST shall provide such documentation (including a final copy of the TRUST's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for LIFE COMPANY to print together in one document the current prospectus for the Variable Contracts issued by LIFE COMPANY and the current prospectus for the TRUST. Should LIFE COMPANY wish to print any of these documents in a format different from that provided by TRUST, LIFE COMPANY shall provide Trust with sixty (60) days' prior written notice and LIFE COMPANY shall bear the cost associated with any format change.

         3.3 TRUST will provide, at its expense, LIFE COMPANY with the following TRUST (or individual Portfolio) documents, and any supplements thereto, with respect to prospective Variable Contract owners of LIFE COMPANY:

          (i) camera-ready copy of the current prospectus for printing by the LIFE COMPANY;

          (ii) a copy of the statement of additional information suitable for duplication;

          (iii) camera-ready copy of proxy material suitable for printing; and

          (iv) camera-ready copy of the annual and semi-annual reports for printing by the LIFE COMPANY.

         3.4 TRUST will provide LIFE COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. LIFE COMPANY will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

                           Article IV. SALES MATERIALS

         4.1 LIFE COMPANY will furnish, or will cause to be furnished, to TRUST and N&B MANAGEMENT, each piece of sales literature or other promotional material in which TRUST, MANAGERS TRUST or N&B MANAGEMENT is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if TRUST, MANAGERS TRUST or N&B MANAGEMENT objects to its use in writing within ten (10) Business Days after receipt of such material.

         4.2 TRUST and N&B MANAGEMENT will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

         4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

         4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST.

         4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the '40 Act or the '33 Act.

                         Article V. POTENTIAL CONFLICTS

         5.1 The Board of Trustees of TRUST and MANAGERS TRUST (the "Boards") will monitor TRUST and MANAGERS TRUST, respectively, (collectively the "Funds"), for the existence of any material irreconcilable conflict between the interests of the Variable Contract owners of Participating Insurance Company Separate Accounts investing in the Funds. A material irreconcilable conflict may arise for a variety of reasons, including: (a) state insurance regulatory authority action; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard voting instructions of Variable Contract owners.

         5.2 LIFE COMPANY will report any potential or existing conflicts to the Boards. LIFE COMPANY will be responsible for assisting each appropriate Board in carrying out its responsibilities under the Conditions set forth in the notice issued by the SEC for the Funds on April 12, 1995 (the "Notice") (Investment Company Act Release No. 21003), which LIFE COMPANY has reviewed, by providing each appropriate Board with all information reasonably necessary for it to consider any issues raised. This responsibility includes, but is not limited to, an obligation by LIFE COMPANY to inform each appropriate Board whenever Variable Contract owner voting instructions are disregarded by LIFE COMPANY. These responsibilities will be carried out with a view only to the interests of the Variable Contract owners.

         5.3 If a majority of the Board of a Fund or a majority of its disinterested trustees or directors, determines that a material irreconcilable conflict exists, affecting the LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of disinterested trustees or directors), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including: (a) withdrawing the assets allocable to some or all of the Separate Accounts from the Funds or any series thereof and reinvesting those assets in a different investment medium, which may include another series of TRUST or MANAGERS TRUST, or another investment company or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., Variable Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of the relevant Fund, to withdraw its Separate Account's investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

         For the purposes of this Section 5.3, a majority of the disinterested members of the applicable Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the relevant Fund or N&B MANAGEMENT (or any other investment adviser of the Funds) be required to establish a new funding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section 5.3 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially affected by the irreconcilable material conflict.

         5.4 Any Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to LIFE COMPANY.

         5.5 No less than annually, LIFE COMPANY shall submit to the Boards such reports, materials or data as such Boards may reasonably request so that the Boards may fully carry out the obligations imposed upon them by these Conditions. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the applicable Boards.

                               Article VI. VOTING

         6.1 LIFE COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the '40 Act as requiring pass-through voting privileges for Variable Contract owners. This condition will apply to UITSeparate Accounts investing in TRUST and to managed separate accounts investing in MANAGERS TRUST to the extent a vote is required with respect to matters relating to MANAGERS TRUST. Accordingly, LIFE COMPANY, where applicable, will vote shares of a Fund held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for assuring that each of its Separate Accounts that participates in any Fund calculates voting privileges in a manner consistent with other participants as defined in the Conditions set forth in the Notice ("Participants"). The obligation to calculate voting privileges in a manner consistent with all other Separate Accounts investing in a Fund will be a contractual obligation of all Participants under the agreements governing participation in the Funds. Each Participant will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

         6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the '40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Order, then TRUST, MANAGERS TRUST and/or the Participants, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                          Article VII. INDEMNIFICATION

         7.1 Indemnification by LIFE COMPANY. LIFE COMPANY agrees to indemnify and hold harmless TRUST, MANAGERS TRUST, N&B MANAGEMENT and each of their Trustees, directors, officers, employees and agents and each person, if any, who controls TRUST or MANAGERS TRUST or N&B MANAGEMENT within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the offer, sale or acquisition of TRUST's shares or the Variable Contracts and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by LIFE COMPANY, or persons under its control) or wrongful conduct of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to TRUST for inclusion therein by or on behalf of LIFE COMPANY; or

          (d) arise as a result of any failure by LIFE COMPANY to substantially provide the services and furnish the materials under the terms of this Agreement; or

          (e)  arise  out  of  or  result  from  any  material   breach  of  any
               representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.

         7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to TRUST, whichever is applicable.

         7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.4 Indemnification by N&B MANAGEMENT. N&B MANAGEMENT agrees to indemnify and hold harmless LIFE COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for the purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of N&B MANAGEMENT which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the offer, sale or acquisition of TRUST's shares or the Variable Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of TRUST (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to N&B MANAGEMENT or TRUST by or on behalf of LIFE COMPANY for use in the registration statement or prospectus for TRUST or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by N&B MANAGEMENT or persons under its control) or wrongful conduct of TRUST or N&B MANAGEMENT or persons under their control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY for inclusion therein by or on behalf of TRUST; or

          (d) arise as a result of (i) a failure by TRUST to substantially provide the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

          (e)  arise  out  of  or  result  from  any  material   breach  of  any
               representation and/or warranty made by N&B MANAGEMENT in this Agreement or arise out of or result from any other material breach of this Agreement by N&B MANAGEMENT.

         7.5 N&B MANAGEMENT shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to LIFE COMPANY.

         7.6 N&B MANAGEMENT shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified N&B MANAGEMENT in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify N&B MANAGEMENT of any such claim shall not relieve N&B MANAGEMENT from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, N&B MANAGEMENT shall be entitled to participate at its own expense in the defense thereof. N&B MANAGEMENT also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from N&B MANAGEMENT to such party of N&B MANAGEMENT's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and N&B MANAGEMENT will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                         Article VIII. TERM; TERMINATION

         8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

         8.2 This Agreement shall terminate in accordance with the following provisions:

          (a) At the option of LIFE COMPANY or TRUST at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

          (b) At the option of LIFE COMPANY, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless TRUST makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

          (c) At the option of LIFE COMPANY, upon the institution of formal proceedings against TRUST by the SEC, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, materially impair TRUST's ability to meet and perform Trust's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

          (d) At the option of TRUST, upon the institution of formal proceedings against LIFE COMPANY by the SEC, the National Association of Securities Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's reasonable judgment, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

          (e) In the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

          (f) At the option of TRUST if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

          (g) At the option of LIFE COMPANY, upon TRUST's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to TRUST;

          (h) At the option of TRUST, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST within ten days after written notice of such breach is delivered to LIFE COMPANY;

          (i) At the option of TRUST, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

          (j) In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, TRUST, MANAGERS TRUST and N&B MANAGEMENT, termination shall be effective immediately upon such occurrence without notice.

         8.3  Notwithstanding  any  termination  of this  Agreement  pursuant to
Section 8.2 hereof, TRUST at its option may elect to continue to make available additional TRUST shares, as provided below, for so long as TRUST desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if TRUST so elects to make additional TRUST shares available, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST, redeem investments in TRUST and/or invest in TRUST upon the payment of additional premiums under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 8.2 hereof, TRUST and N&B MANAGEMENT, as promptly as is practicable under the circumstances, shall notify LIFE COMPANY whether TRUST elects to continue to make TRUST shares available after such termination. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either TRUST or LIFE COMPANY may terminate the Agreement, as so continued pursuant to this Section 8.3, upon sixty (60) days prior written notice to the other party.

         8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts, until thirty (30) days after the LIFE COMPANY shall have notified TRUST of its intention to do so.

                               Article IX. NOTICES

         Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                           If to TRUST, MANAGERS TRUST or N&B MANAGEMENT:

                    Neuberger&Berman Management Incorporated

                                    605 Third Avenue
                                    New York, NY 10158-0006

                                    Attention: Ellen Metzger, General Counsel






                  If to LIFE COMPANY:

                           Marketing One
                           851 SW Sixth Avenue
                           Portland, OR  97204-1346

               Attention: Joel S. Kaplan, Executive Vice President

                           cc:  Ron Hyde
                           Telecopier:  (503) 220-0515

         Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                            Article X. MISCELLANEOUS

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

         10.5 The parties agree that the assets and liabilities of each Series are separate and distinct from the assets and liabilities of each other Series. No Series shall be liable or shall be charged for any debt, obligation or liability of any other Series. No Trustee, officer or agent shall be personally liable for such debt, obligation or liability of any Series or Portfolio and no Portfolio or other investor, other than the Portfolio or other investors investing in the Series which incurs a debt, obligation or liability, shall be liable therefor.

         10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         10.8 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by TRUST, MANAGERS TRUST, N&B MANAGEMENT and the LIFE COMPANY.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

                                     NEUBERGER&BERMAN
                                     ADVISERS MANAGEMENT TRUST

                                     By:________________________________

                      Name:
                     Title:

                                     ADVISERS MANAGERS TRUST

                                     By:________________________________

                      Name:
                     Title:

                                     NEUBERGER&BERMAN

                                     MANAGEMENT INCORPORATED

                                     By:________________________________

                      Name:
                     Title:

                                     UNITED LIFE & ANNUITY
                                     INSURANCE COMPANY

                                     By:________________________________

                      Name:
                     Title:

                                   APPENDIX A
Neuberger&Berman Advisers                            Corresponding Series of
Management Trust and its Series (Portfolios)         Advisers Managers Trust (Series)

Guardian Portfolio                                   AMT Guardian Investments

Limited Maturity Bond Portfolio                      AMT Limited Maturity Bond Investments

Mid-Cap Growth Portfolio                             AMT Mid-Cap Growth Investments

Partners Portfolio                                   AMT Partners Investments






                                   APPENDIX B

Separate Accounts                                    Selected Portfolios